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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 12, 2000


                             SBS TECHNOLOGIES, INC.

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        New Mexico                 1-10981                    85-0359415
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(State of Incorporation)     (Commission File No.)     (IRS Employer I.D. No.)



    2400 Louisiana Blvd, NE AFC Bldg 5-600 Albuquerque, New Mexico     87110
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         (Address of principal executive offices)                    (Zip code)




         Registrant's telephone number, including area code:  (505) 875-0600
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ITEM 2.  ACQUISITION OF ASSETS

On April 12, 2000, SBS Technologies, Inc. ("SBS") acquired the outstanding shares of SDL Communications, Inc. ("SDL") from the stockholders of SDL for $25 million in cash. $250,000 of the purchase price was placed in escrow and will be distributed among the stockholders of SDL and SBS based upon stockholders' equity as disclosed on a closing balance sheet to be prepared. SDL is a privately held company located in Easton, Massachusetts that specializes in the design, manufacture and sales of WAN I/O for the Telecommunications and Data Communications market. SDL designs, manufacturers and markets T1/E1, T3/E3, HSSI and OC3 products based on the PCI, CompactPCI and PMC form factors, and supporting protocols such as Frame Relay, HDLC, PPP, X.25 and ATM. In addition, SDL's products support the operating systems most commonly used in communications, including Windows NT, Solaris and VxWorks. SDL customers include major telecommunication OEM companies such as Nokia, Nortel, Motorola, IBM, Network Associates and Compuware.

The acquisition of SDL was funded with existing cash and a $20 million drawdown under SBS' Credit Agreement with Bank of America, N.A., and will be accounted for as a purchase transaction. The purchase price was based on a multiple of revenues as determined by an analysis of acquisitions of comparable companies and anticipated future earnings, as well as complementary technology and customer base.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The Registrant will file the audited financial statements, proforma financial statements, and exhibits required under Item 7 within the required extension period. The Stock Purchase Agreement between SBS Technologies, Inc., and SDL Communications, Inc. and the stockholders of SDL Communications, Inc. is filed herewith electronically.


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                     SBS TECHNOLOGIES, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX

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

EXHIBIT NUMBER              DESCRIPTION                                  METHOD OF FILING
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
10.as              Stock Purchase Agreement dated               Filed herewith electronically
                   dated April 12, 2000 between SBS
                   Technologies, Inc., and SDL
                   Communications, Inc. and the stockholders
                   of SDL Communications, Inc.

99.1c              Press Release by SBS Technologies, Inc.      Filed herewith electronically
                   Dated April 17, 2000
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              SBS TECHNOLOGIES, INC.


Date:  April 26, 2000                         By: /s/ James E. Dixon, Jr.
                                                 ---------------------------
                                                 James E. Dixon, Jr.
                                                 Vice President
                                                 Finance & Administration